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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2001



                                   CAPRI CORP.
             (Exact Name of Registrant as Specified in its Charter)



   MINNESOTA                         0-28511                     41-1704533
(State or other             (Commission File Number)            (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

    2651 WARRENVILLE ROAD, SUITE 560, DOWNERS GROVE, ILLINOIS          60515
             (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (630) 874-5500


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective on June 26, 2001, Klesman, Halper & Co., P.C. ("Klesman Halper") resigned as the principal accountant engaged to audit the financial statements of Capri Corp. (the "Company"). Klesman Halper performed the audit of the Company's financial statements for the fiscal years ended June 30, 2000 and June 30, 1999. During these periods and the subsequent interim period prior to their resignation, there were no disagreements with Klesman Halper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Klesman Halper's satisfaction, would have caused Klesman Halper to make reference to the subject matter of the disagreements in connection with Klesman Halper's reports, nor were there any "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-K").

     The audit reports of Klesman Halper for the Company's fiscal years ended June 30, 2000 and June 30, 1999 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     The Company has requested Klesman Halper to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by the Company. A copy of such letter, dated June 26, 2001, is filed as Exhibit 16.1 to this Form 8-K.

     Effective on June 26, 2001, the Company engaged BDO Seidman as its principal accountants to audit the Company's financial statements. Prior to its engagement, the Company had not consulted with BDO Seidman with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

     The Audit Committee of the Board of Directors of the Company approved the change in accountants described herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

          16.1  Letter Regarding Change in Certifying Accountant


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CAPRI CORP.
                                     (Registrant)


                                     By: /s/ Mehul J. Dave
                                         ------------------------------------
                                         Name:  Mehul J. Dave
                                         Title: Chairman of the Board, President
                                                and Chief Executive Officer

Dated: June 26, 2001


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                                  EXHIBIT INDEX


         16.1              Letter Regarding Change in Certifying Accountant